Exhibit 99.1

                                                       ITT INDUSTRIES, INC.

                                                       4 West Red Oak Lane
                                                       White Plains, NY  10604
                                                       tel 914 641 2000
                                                       fax 914 696 2977

PRESS RELEASE

FOR RELEASE at 3P EDT

Contact:  Tom Martin
          + 914-641-2157
          tom.martin@itt.com

            GEORGE MINNICH TO SPEAK AT WACHOVIA SECURITIES CONFERENCE

White Plains, NY- June 20, 2006 - ITT Industries, Inc. (NYSE: ITT) Chief Financial Officer George Minnich today will present at Wachovia Securities' 16th Annual Nantucket Equity Conference. Minnich's comments are scheduled to begin at 4:00pm EDT.

"As previously announced, continued growth in our water/wastewater business and our defense segment gives us increased confidence that our second quarter earnings should be at the high end of our stated range of $0.75 - $0.77 per share, excluding special items," Minnich says.

The second quarter forecast, excluding special items is $0.75 - $0.77 per share and the full year forecast is $2.91 - $2.97 per share including the impact of the adoption of FAS123R. Excluding the impact of the adoption of FAS123R the forecast is $3.00 - $3.06 per share for the full year. As previously announced, the company expects to invest the first quarter gains from the disposition of two businesses into restructuring actions throughout 2006.

Minnich's entire presentation will be webcast live at: www.itt.com/ir

ABOUT ITT INDUSTRIES

ITT Industries, Inc. (http://www.itt.com) supplies advanced technology products and services in key markets including: fluid and water management including water treatment; defense communication, opto-electronics, information technology and services; electronic interconnects and switches; and other specialty products. Headquartered in White Plains, NY, the company generated $7.4 billion in 2005 sales. In addition to the New York Stock Exchange, ITT Industries stock is traded on the NYSE Arca, Paris, London and Frankfurt exchanges.

                                    - more -

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"Safe Harbor Statement" under the Private Securities Litigation Reform Act of
1995 ("the Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include statements that describe the Company's business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target" and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated by the Company include general global economic conditions, decline in consumer spending, interest and foreign currency exchange rate fluctuations, availability of commodities, supplies and raw materials, competition, acquisitions or divestitures, changes in government defense budgets, employment and pension matters, contingencies related to actual or alleged environmental contamination, claims and concerns, intellectual property matters, personal injury claims, governmental investigations, tax obligations, and changes in generally accepted accounting principles. Other factors are more thoroughly set forth in Item 1. Business, Item 1A. Risk Factors, and Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements in the ITT Industries, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and other of its filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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